UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2009
RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street Herndon, VA	20170

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 434-8200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 3, 2009, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”), announced its financial results for the quarter ended September 30, 2009. A copy of the press release containing the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference. RCN does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 7.01 Regulation FD Disclosure.
RCN prepared a slide presentation in connection with RCN’s earnings release for the quarter ended September 30, 2009. A copy of the slide presentation is included as Exhibit 99.2 to this report and is incorporated herein by reference. RCN does not intend for this Item 7.01 or Exhibit 99.2 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	RCN Corporation Earnings Press Release dated November 3, 2009.
99.2	RCN Corporation Slide Presentation dated November 3, 2009.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION
By:	/s/ Michael T. Sicoli
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Date: November 3, 2009

Exhibit Index

Exhibit
No.	Description
99.1	RCN Corporation Earnings Press Release dated November 3, 2009.

99.2	RCN Corporation Slide Presentation dated November 3, 2009.